THE ALGER FUNDS

Alger SMid Cap Growth Fund

Supplement Dated February 1, 2017 to the
Summary Prospectus Dated March 1, 2016,
As Revised December 5, 2016, and the
Prospectus Dated March 1, 2016,
As Revised October 14, 2016,
 As Supplemented to Date

It is anticipated that Alger Associates, Inc. (“Alger”), the parent company of Fred Alger Management, Inc., the Fund’s investment adviser (“Alger Management”), will acquire Weatherbie Capital, LLC (“Weatherbie”) on March 1, 2017 (the “Transaction”).  After the Transaction, Weatherbie will be a wholly-owned subsidiary of Alger and an affiliate of Alger Management.  The Fund’s board has approved, subject to the closing of the Transaction, Alger Management’s engagement of Weatherbie as sub-adviser to the Fund, effective on or about March 1, 2017 (the “Effective Date”).

Weatherbie, subject to Alger Management’s supervision and approval, will provide investment management of the Fund’s assets.  As of the Effective Date, H. George Dai, Ph.D., Joshua D. Bennett, CFA and Matthew A. Weatherbie, CFA will be the Fund’s primary portfolio managers, jointly and primarily responsible for day-to-day management of the Fund’s portfolio.  Mr. Dai is Senior Managing Director, Co-Chief Investment Officer of Weatherbie.  Mr. Bennett is Senior Managing Director, Director of Research of Weatherbie.  Mr. Weatherbie is President, Chief Executive Officer, and Co-Chief Investment Officer of Weatherbie.  Mr. Weatherbie founded Weatherbie in 1995, and Messrs. Dai and Bennett joined Weatherbie in 2001 and 2007, respectively.  Weatherbie, located at 265 Franklin Street, 16th Floor, Boston, Massachusetts 02110, is a registered investment adviser formed in 1995.  As of December 31, 2016, Weatherbie had approximately $821 million in assets under management.

The Fund’s investment objective will not change, and the Fund’s principal investment strategies and principal investment risks are not expected to change in any material respect, as of the Effective Date.

TAF – SMid 2.1.17